Fees Summary	Aug. 07, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 1,606.63
Total Fee Amount	1,606.63
Total Transaction Valuation	10,493,973.08
Total Offset Amount	0.00
Net Fee	$ 0.00